UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): June 2, 2004


                            COLE NATIONAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)



             DELAWARE               1-12814               34-1453189
   (State or Other Jurisdiction   (Commission           (IRS Employer
         of Incorporation)        File Number)        Identification No.)



       1925 ENTERPRISE PARKWAY                                44087
       TWINSBURG, OHIO                                      (Zip Code)
       (Address of Principal Executive Offices)
       Registrant's telephone number, including area code: (330) 486-3100

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5. Other Events

On June 2, 2004, Cole National Corporation (the "Company") announced that it and Luxottica Group S.p.A., an Italian corporation ("Luxottica") entered into an Amendment No. 1 ("Amendment No. 1") to the Agreement and Plan of Merger (the "Merger Agreement"), dated as of January 23, 2004, by and among Luxottica, Colorado Acquisition Corp., a Delaware corporation and an indirect wholly-owned subsidiary of Luxottica, and the Company. The Company also announced that it had set July 20, 2004 as the date of its annual meeting of stockholders to consider the Luxottica merger agreement and the election of directors.

A copy of Amendment No. 1 is attached hereto as Exhibit 2.1 and is incorporated herein by reference. A copy of the press release announcing the Amendment No. 1 and the date of the annual meeting is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits. The following exhibits are furnished with this Form 8-K:

2.1 Amendment No. 1 to Agreement and Plan of Merger, dated as of June 2, 2004, by and among Cole National Corporation, Luxottica Group S.p.A. and Colorado Acquisition Corp.

99.1  Press release of Cole National Corporation, dated June 2, 2004


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                     Cole National Corporation

                     By:   /s/ Lawrence E. Hyatt
                        ------------------------------------------------------
                     Name:  Lawrence E. Hyatt
                     Title: Executive Vice President and Chief Financial Officer

Date:  June 2, 2004


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                                  EXHIBIT INDEX


Exhibit
Number      Description

2.1 Amendment No. 1 to Agreement and Plan of Merger, dated as of June 2, 2004, by and among Cole National Corporation, Luxottica Group S.p.A. and Colorado Acquisition Corp.

99.1        Press release of Cole National Corporation, dated June 2, 2004


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